                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              SUN COMMUNITIES, INC.
--------------------------------------------------------------------------------
                (Name of registrant as specified in its charter)

                              SUN COMMUNITIES, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, schedule or registration statement no.:

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(3) Filing party:

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(4) Date filed:

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


                              SUN COMMUNITIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 10, 1999




To the Shareholders:

         Notice is hereby given that the Annual Meeting of Shareholders of Sun Communities, Inc. (the "Company") will be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375, on Thursday, June 10, 1999, at 11:00 a.m., local time, for the following purposes:

         (1) To elect three Directors to serve until the Annual Meeting of Shareholders to be held in 2002 or until their successors shall have been duly elected and qualified;

         (2) To consider and vote upon the adoption of the Company's Second Amended and Restated 1993 Stock Option Plan, which increases the number of shares of Common Stock available under the Plan and amends certain other technical provisions of the Plan; and

         (3) To transact such other business as may properly come before the meeting.

         A Proxy Statement containing information relevant to the Annual Meeting appears on the following pages.

         Only holders of Common Stock of record at the close of business on April 13, 1999, are entitled to notice of and to vote at the meeting or any adjournments.

         If you do not plan to attend the meeting and you wish to vote in accordance with the Board of Director's recommendations, it is not necessary to specify your choices; merely sign, date, and return the enclosed Proxy Card. If you attend the meeting, you may withdraw your Proxy and vote your own shares.

                                            By Order of the Board of Directors

                                            JEFFREY P. JORISSEN
                                            Secretary

Dated: April 20, 1999





         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE ENCOURAGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                              SUN COMMUNITIES, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 10, 1999

                            PROXIES AND SOLICITATIONS

         This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors (the "Board") of Sun Communities, Inc. ("Sun" or the "Company") to be used at the Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments. If received in time for the Annual Meeting, the shares represented by a valid proxy will be voted in accordance with the specifications, if any, contained in such executed proxy. If no instructions are given, proxies will be voted: (a) FOR election of the three nominees for the Board; (b) FOR the adoption of the Company's Second Amended and Restated 1993 Stock Option Plan; and (c) at the discretion of Milton M. Shiffman and Gary A. Shiffman, the Board's designated representatives for the Annual Meeting, with respect to such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. A proxy executed in the enclosed form may be revoked by the person signing it at any time before it is exercised. Proxies may be revoked by filing with the Secretary of the Company, any time prior to the time set for commencement of the Annual Meeting, a written notice of revocation bearing a later date than the proxy, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

         In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram, by directors, officers and employees of the Company. Arrangements may also be made with brokerage houses or other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares of the Company's common stock (the "Common Stock") held of record by such persons, and the Company may reimburse such persons for reasonable out-of-pocket expenses incurred in forwarding material. The Company anticipates that fees and expenses for the foregoing parties will not exceed $1,000. The costs of all proxy solicitation will be borne by the Company.

         The executive offices of the Company are located at 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334. The approximate date of mailing of this Proxy Statement and the enclosed Proxy materials to the Company's shareholders is April 30, 1999.


                            TIME AND PLACE OF MEETING

         The Annual Meeting will be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375, on Thursday, June 10, 1999, at 11:00 a.m., local time.

                                VOTING RIGHTS AND
                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         Only shareholders of record at the close of business on April 13, 1999 are entitled to notice of and to vote at the Annual Meeting or at any adjournments. As of that date, the Company had 17,304,305 shares of Common Stock issued, outstanding and entitled to vote held by 1,208 holders of record. Each outstanding share entitles the record holder to one vote. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy. The presence, in person or by proxy, of shareholders entitled to vote a majority of the voting shares that are outstanding and entitled to vote will constitute a quorum.

         Information concerning principal holders of the Common Stock is discussed under "Security Ownership of Certain Beneficial Owners and Management."

                           INCORPORATION BY REFERENCE

         To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement entitled "Report of the Compensation Committee on Executive Compensation" and "Shareholder Return Performance Presentation" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

                                  ANNUAL REPORT

         Shareholders are concurrently being furnished with a copy of the Company's 1998 Annual Report which contains its audited financial statements as of December 31, 1998. In addition, copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission (the "SEC"), will be sent to any shareholder, without charge, upon written request to Sun Communities Investor Services, 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The first matter expected to be considered at the Annual Meeting will be the election of three directors. It is proposed that these positions be filled by persons nominated to the Board by management. Each director shall be elected by a plurality of the votes cast at the Annual Meeting. Therefore, if a quorum is present, abstentions and broker non-votes will have no effect on the election of directors. Proxies will be tabulated by the Company's transfer agent. The Inspector of Elections appointed at the Annual Meeting will then combine the proxy votes with the votes cast at the Annual Meeting. Each director elected at the Annual Meeting will serve for a term commencing on the date of the Annual Meeting and continuing until the Annual Meeting of Shareholders to be held in 2002 or until his successor is duly elected and qualified. In the absence of directions to the contrary, proxies will be voted in favor of the election of the two nominees listed below.

         If any of the nominees named below are unavailable to serve for any reason, then a valid proxy may be voted for the election of such other persons as the person or persons voting the proxy may deem advisable in accordance with their best judgment. Management has no present knowledge that any of the persons named will be unavailable to serve. In any event, the enclosed proxy can be voted for only the two nominees named in this Proxy Statement or their substitutes.

         THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

         The following list identifies each incumbent director and nominee for election to the Board at the Annual Meeting and describes each person's principal occupation for the past five years. Each of the directors has served continuously from the date of his election to the present time.


                        NAME                               AGE                           OFFICE
                        ----                               ---                           ------

Milton M. Shiffman...............................          70        Chairman of the Board
Gary A. Shiffman.................................          44        Chief Executive Officer, President and
                                                                     Director (Nominee)
Paul D. Lapides..................................          44        Director
Clunet R. Lewis..................................          52        Director
Ronald L. Piasecki...............................          60        Director (Nominee)
Ted J. Simon.....................................          68        Director
Arthur A. Weiss..................................          50        Director (Nominee)


         MILTON M. SHIFFMAN is the Chairman of the Board, and has been an executive officer of Sun since its inception. In his 20 years of experience in the manufactured housing community industry, Mr. Shiffman has played an active role in the financing decisions and corporate structuring of the Company. Since 1964, he has also been involved in the development, acquisition, construction and operations of diverse real estate holdings including multi-family, community and regional shopping centers, nursing homes and various other commercial properties. Mr. Shiffman retired from medical practice in 1981 in order to devote his full time to real estate activities. He is also Chairman of the Board of Directors of Sun Home Services, Inc. ("Home Services"), Sun Management, Inc. ("Sun Management"), Sun QRS, Inc. ("Sun QRS") and Sun Florida QRS, Inc. ("Sun Florida QRS").

         GARY A. SHIFFMAN is the President and Chief Executive Officer, and has been an executive officer of Sun since its inception. He has been actively involved in the management, acquisition, construction and development of manufactured housing communities and has developed an extensive network of industry relationships over the past 15 years. He has overseen the land acquisition, rezoning, development and marketing of numerous manufactured home expansion projects. Mr. Shiffman is also the President and a director of Home Services, Sun Management, Sun QRS, Sun Florida QRS and Sun Water Oak Golf, Inc. ("Sun Golf"). Gary A. Shiffman is the son of Milton M. Shiffman. Mr. Shiffman is a Chairman of the Board and Secretary of Bingham Financial Services Corporation ("Bingham"), which is a specialized financial services company providing financing for manufactured homes. Bingham was initially formed as an affiliate of Sun but became publicly held in November 1997.

         PAUL D. LAPIDES has been a director since December 1993. Mr. Lapides is Director of the Corporate Governance Center in the Coles College of Business at Kennesaw State University, where he is a professor of management and entrepreneurship. He is the author of more than 80 articles and books on real estate and management. His real estate experience includes managing a $3 billion national portfolio of income-producing real estate consisting of 42,000 multi-family units and 16 million square feet of commercial space.

         CLUNET R. LEWIS has been a director since December 1993. Since August, 1995, Mr. Lewis has been a director of Eltrax Systems, Inc. ("Eltrax"), an international provider of information technology services supporting internet and private network E-commerce applications. Mr. Lewis currently serves as Secretary and General Counsel of Eltrax. From 1993 to September 1994, Mr. Lewis was the Executive Vice President of Military Communications Center, Inc., a company that provides long distance telecommunication services to military personnel.

         RONALD L. PIASECKI has been a director since May 1996, upon completion of the Company's acquisition of twenty-five manufactured housing communities (the "Aspen Properties") owned by affiliates of Aspen Enterprises, Ltd. ("Aspen"). Mr. Piasecki is the executive vice president and a director of Aspen, which he co-founded in 1973. Prior to the Company's acquisition of the Aspen Properties, Aspen was one of the largest privately-held developers and owners of manufactured housing communities in the U.S. Mr. Piasecki serves as chairman of the board of directors of Kurdziel Industries, Inc., the world's largest producer of counter weights for the material handling industry.

         TED J. SIMON has been a director since December 1993. Since February 1999, Mr. Simon has been a principal in Grand Sakwa Simon Properties LLC, a commercial real estate development company located in Farmington Hills, Michigan. From 1981 until January 1999, Mr. Simon was the Vice President-Real Estate (Midwest Group) of The Great Atlantic & Pacific Tea Company, Inc. and Mr. Simon was a Vice President-Real Estate and a director of Borman's Inc., a wholly owned subsidiary of The Great Atlantic & Pacific Tea Company, Inc. Mr. Simon is also a director of Clarkston State Bank, a wholly-owned subsidiary of Clarkston Financial Corporation.

         ARTHUR A. WEISS has been a director since October 1996. Since 1976, Mr. Weiss has practiced law with the law firm of Jaffe, Raitt, Heuer & Weiss, Professional Corporation

("JRH&W"), which represents the Company in various matters. Mr. Weiss is currently a shareholder, director and Vice President of JRH&W. Mr. Weiss is also a director of Bingham.

         To the best of the Company's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest, adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.

         BOARD OF DIRECTORS AND COMMITTEES

         Pursuant to the terms of the Company's charter, the directors are divided into three classes. The class up for election at the Annual Meeting will hold office for a term expiring at the annual meeting of shareholders to be held in 2002. A second class will hold office for a term expiring at the annual meeting of shareholders to be held in 2000 and a third class will hold office for a term expiring at the annual meeting of shareholders to be held in 2001. Each director will hold office for the term to which he is elected and until his successor is duly elected and qualified. Gary A. Shiffman, Ronald L. Piasecki and Arthur A. Weiss have terms expiring at the Annual Meeting and are nominees for the class to hold office for a term expiring at the annual meeting of shareholders to be held in 2002. Ted J. Simon and Paul D. Lapides have terms expiring in 2000 and Milton M. Shiffman and Clunet R. Lewis have terms expiring in 2001. At each annual meeting of the shareholders of the Company, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.

         The Board met four (4) times during 1998 and took various actions pursuant to resolutions adopted by unanimous written consent. All directors attended at least 75% of the meetings of the Board and each committee on which they served, except that Milton M. Shiffman only attended 50% of the meetings of the Board.

         Several important functions of the Board may be performed by committees that are comprised of members of the Board. The Company's Bylaws authorize the formation of these committees and grant the Board the authority to prescribe the functions of each committee and the standards for membership of each committee. In addition, the Board appoints the members of each committee. The Board has four standing committees: an Audit Committee, a Compensation Committee, an Indemnification Committee and an Executive Committee.

         The Audit Committee was established to: (i) annually recommend a firm of independent public accountants to the Board to act as auditors of the Company; (ii) review the scope of the annual audit with the auditors in advance of the audit; (iii) generally review the results of the audit and the adequacy of the Company's accounting, financial and operating controls; (iv) review the Company's accounting and reporting principles, policies and practices; and (v) perform such other duties as may be delegated to it by the Board. The current members of the Audit Committee are Messrs. Paul D. Lapides, Clunet R. Lewis and Arthur A. Weiss. The Audit Committee held two (2) formal meetings during the fiscal year ended December 31, 1998.

         The Compensation Committee was established to: (i) review and modify the compensation (including salaries and bonuses) of the Company's officers as initially set by the Company's President; (ii) administer the Company's 1993 Stock Option Plan (the "Employee Option Plan"); and (iii) perform such other duties as may be delegated to it by the Board. The current members of the Compensation Committee are Messrs. Ted J. Simon and Ronald L. Piasecki. During the fiscal year ended December 31, 1998, the Compensation Committee held one (1) formal meeting and took various actions pursuant to resolutions adopted by unanimous written consent. See "Report of the Compensation Committee on Executive Compensation".

         The Indemnification Committee was established to: (i) perform such duties as provided in Article XII of the Company's Bylaws; and (ii) perform such other duties as may be delegated to it by the Board. The current members of the Indemnification Committee are Messrs. Ted J. Simon and Clunet R. Lewis. The Indemnification Committee did not hold any formal meetings in 1998.

         The Executive Committee was established to generally manage the day-to-day business and affairs of the Company between regular Board meetings. In no event may the Executive Committee, without the prior approval of the Board acting as a whole: (i) recommend to the shareholders an amendment to the Company's Charter; (ii) amend the Company's Bylaws; (iii) adopt an agreement of merger or consolidation; (iv) recommend to the shareholders the sale, lease or exchange of all or substantially all of the Company's property and assets; (v) recommend to the shareholders a dissolution of the Company or a revocation of a dissolution; (vi) fill vacancies on the Board; (vii) fix compensation of the directors for serving on the Board or on a committee of the Board; (viii) declare dividends or authorize the issuance of the Company's stock; (ix) approve or take any action with respect to any related party transaction involving the Company; or (x) take any other action which is forbidden by the Company's Bylaws. All actions taken by the Executive Committee must be promptly reported to the Board as a whole and are subject to ratification, revision and alteration by the Board, except that no rights of third persons created in reliance on authorized acts of the Executive Committee can be affected by any such revision or alteration. The current members of the Executive Committee are Messrs. Milton
M. Shiffman, Gary A. Shiffman and Ted J. Simon. The Executive Committee did not hold any formal meetings during the fiscal year ended December 31, 1998 but did take various actions pursuant to resolutions adopted by unanimous written consent.

         The Board does not have a standing committee responsible for nominating individuals to become directors. The entire Board performs the function of such a committee.


                           MANAGEMENT AND COMPENSATION

EXECUTIVE OFFICERS

         The persons listed below are the current executive officers of the Company. Each is annually appointed by, and serves at the pleasure of, the Board.


                        NAME                               AGE                           OFFICE
                        ----                               ---                           ------
Milton M. Shiffman...............................          70        Chairman of the Board of Directors
Gary A. Shiffman.................................          44        Chief Executive Officer and President
Jeffrey P. Jorissen..............................          54        Senior Vice President, Treasurer, Chief
                                                                     Financial Officer and Secretary
Brian W. Fannon..................................          50        Senior Vice President and Chief Operating
                                                                     Officer
Jonathan M. Colman...............................          43        Senior Vice President - Acquisitions



         Background information for Milton M. Shiffman and Gary A. Shiffman is provided under "Election of Directors," above. Background information for the other three executive officers is set forth below.

         JEFFREY P. JORISSEN has been Chief Financial Officer and Secretary since August 1993, and Senior Vice President and Treasurer since December 1993. As a certified public accountant, he was with the international accounting firm of Coopers & Lybrand for sixteen years, including eight years as a partner. During his tenure at Coopers & Lybrand, Mr. Jorissen specialized in real estate and directed financial statement examinations of numerous public companies. Mr. Jorissen is also the Chief Financial Officer and Secretary of Home Services, Sun Management, Sun QRS and Sun Florida QRS, and Mr. Jorissen is also the Secretary and Treasurer of Sun Golf. Mr. Jorissen is the interim President and Chief Financial Officer of Bingham.

         BRIAN W. FANNON joined the Company in May 1994 as Senior Vice President-Operations and became Chief Operating Officer in 1995. Prior to joining the Company, he worked for Lautrec, Ltd., then the largest manufactured housing community owner-operator in the United States, where he was responsible for operations comprising 25,000 sites and 300 employees, and Quality Homes, Inc., its sales and marketing division. He joined that organization in 1978 as a regional manager and became President in 1986. Mr. Fannon was appointed by Governor Milliken to the Michigan Mobile Home Commission in 1977, the year of its inception. Subsequent appointments by Governors Blanchard and Engler have enabled Mr. Fannon to serve on such commission, including serving as its chairman from 1986 to 1994, and Mr. Fannon has again been serving as the chairman of the Michigan Mobile Home Commission since 1998. Mr. Fannon is also the Vice President-Operations of Sun Golf.

         JONATHAN M. COLMAN joined the Company in 1994 as Vice President-Acquisitions and became a Senior Vice President in 1995. A certified public accountant, Mr. Colman has over sixteen years of experience in the manufactured housing community industry. He has been involved in the acquisition, financing and management of over 75 manufactured housing communities for two of the 10 largest manufactured housing community owners, including Uniprop, Inc. during its syndication of over $90 million in public limited partnerships in the late 1980s. Mr. Colman is also the Vice President of Sun Golf.

         To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any executive officer during the past five years.

EXECUTIVE COMPENSATION

         The following table sets forth all compensation paid to the Chief Executive Officer and each executive officer whose remuneration from the Company exceeded $100,000 during the fiscal year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL
                                                           ------
                                                        COMPENSATION
                                                        ------------
                                                                                             LONG TERM COMPENSATION
                                                                                             ----------------------
                                                                                                   RESTRICTED
                                                                                                     STOCK           ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR    SALARY($)        BONUS($)      OPTIONS(#)        AWARDS($)       COMPENSATION($)
---------------------------                ----    ---------        --------      ----------        ---------       ---------------

Gary A. Shiffman,                          1998      $350,000       $175,000         25,000         $2,559,375(1)        $29,412(2)
Chief Executive Officer and President....  1997      $250,000       $175,000              0                  0           $17,588(2)
                                           1996      $210,000        $50,000        300,000                  0                 0

Jeffrey P. Jorissen,                       1998      $199,500        $99,750         20,000         $1,706,250(3)        $19,608(2)
Senior Vice President, Treasurer, Chief    1997      $190,000        $95,000              0                  0           $11,702(2)
Financial Officer and                      1996      $160,125        $35,000         37,500                  0                 0
Secretary................................

Brian W. Fannon,                           1998      $210,000       $170,000          5,000           $853,125(4)              0
Senior Vice President and Chief Operating  1997      $250,000       $150,000              0                  0                 0
Officer..................................  1996      $160,225        $50,000         15,000                  0                 0


Jonathan M. Colman,                        1998      $122,000        $40,000          7,500           $511,875(5)              0
Senior Vice President-Acquisitions.......  1997      $112,000        $45,000              0                  0                 0
                                           1996      $105,000        $12,000         12,500                  0                 0


--------------------------

(1) On June 5, 1998, the Company granted Mr. Shiffman 75,000 shares of Common Stock, which are subject to the terms and conditions of a Restricted Stock Award Agreement. As of December 31, 1998, the value of such restricted shares (as determined in accordance with the rules promulgated by the Securities and Exchange Commission) was $2,610,938. Mr. Shiffman receives any dividends paid on such restricted shares.

(2)      Distribution from Sun Home Services, Inc.

(3) On June 5, 1998, the Company granted Mr. Jorissen 50,000 shares of Common Stock , which are subject to the terms and conditions of a Restricted Stock Award Agreement. As of December 31, 1998, the value of such restricted shares (as determined in accordance with the rules promulgated by the Securities and Exchange Commission) was $1,740,625. Mr. Jorissen receives any dividends paid on such restricted shares.

(4) On June 5, 1998, the Company granted Mr. Fannon 25,000 shares of Common Stock, which are subject to the terms and conditions of a Restricted Stock Award Agreement. As of December 31, 1998, the value of such restricted shares (as determined in accordance with the rules promulgated by the Securities and Exchange Commission) was $870,313. Mr. Fannon receives any dividends paid on such restricted shares.

(5) On June 5, 1998, the Company granted Mr. Colman 15,000 shares of Common Stock, which are subject to the terms and conditions of a Restricted Stock Award Agreement. As of December 31, 1998, the value of such restricted shares (as determined in accordance with the rules promulgated by the Securities and Exchange Commission) was $522,188. Mr. Colman receives any dividends paid on such restricted shares.


                             OPTION/SAR GRANTS TABLE

===============================================================================================================================


                               SHARES            % OF TOTAL                                  POTENTIAL REALIZABLE VALUE AT
                             UNDERLYING         OPTIONS/SARS      EXERCISE                      ASSUMED ANNUAL RATES OF
                            OPTIONS/SARS         GRANTED TO        PRICE      EXPIRATION      STOCK PRICE APPRECIATION FOR
                               GRANTED           EMPLOYEES        ($/SH.)        DATE                 OPTION TERM
          NAME                 IN 1998            IN 1998
                                                                                          --------------------------------------
                                                                                                  5%                10%
                                                                                                  ($)               ($)
================================================================================================================================
Gary A. Shiffman               25,000              20.83%          $33.75      1/14/08         $531,500         $1,341,500

--------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Jorissen            20,000              16.67%          $33.75      1/14/08         $425,200         $1,073,200

--------------------------------------------------------------------------------------------------------------------------------
Brian W. Fannon                5,000                4.17%          $33.75      1/14/08         $106,300          $268,300

--------------------------------------------------------------------------------------------------------------------------------
Jonathan M. Colman             7,500                6.25%          $33.75      1/14/08         $159,450          $402,450

================================================================================================================================






                     AGGREGATED OPTION/SAR EXERCISES AND
                   FISCAL YEAR-END OPTION/SAR VALUES TABLE


==================================================================================================================================
                                                               NO. OF UNEXERCISED OPTIONS/SARS         VALUE OF UNEXERCISED
                                                                             AT                    IN-THE-MONEY OPTIONS/SARS AT
                                                                       FISCAL YEAR-END                  FISCAL YEAR-END(1)
                                                              --------------------------------------------------------------------
                                SHARES
                               ACQUIRED
                              ON EXERCISE         VALUE                                                NOT
             NAME               IN 1998         RECEIVED        EXERCISABLE    NOT EXERCISABLE     EXERCISABLE      EXERCISABLE
==================================================================================================================================
Gary A. Shiffman(2)                  0             N/A            258,333          116,667          $2,034,792        $635,209
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Jorissen(3)               0             N/A             99,166           13,334          $1,007,897         $14,167
----------------------------------------------------------------------------------------------------------------------------------
Brian W. Fannon(4)              30,000         $337,500(6)         31,666            3,334            $299,001          $3,542
----------------------------------------------------------------------------------------------------------------------------------
Jonathan M. Colman(5)                0             N/A             35,000            5,000            $338,375          $5,313
----------------------------------------------------------------------------------------------------------------------------------



(1) Assumes a value equal to the difference between the closing sales price on December 31, 1998, which was $34.8125 per share, and the exercise price of in-the-money options.

(2) Includes: (a) 50,000 stock options granted December 21, 1993 pursuant to the Employee Option Plan with an exercise price of $20.00 per share, which options must be exercised by December 21, 2003; (b) 25,000 stock options granted March 11, 1996 pursuant to the Employee Option Plan with an exercise price of $26.625 per share, which options must be exercised by March 11, 2006; (c) 275,000 stock options granted October 28, 1996 pursuant to the Employee Option Plan with an exercise price of $28.6375 per share, which options must be exercised by October 28, 2006;

         and (d) 25,000 stock options granted January 14, 1998 pursuant to the Employee Option Plan with an exercise price of $33.75 per share, which options must be exercised by January 14, 2008.

(3) Includes: (a) 20,000 stock options granted December 1, 1993 pursuant to the Employee Option Plan with an exercise price of $20.00 per share, which options must be exercised by December 1, 2003; (b) 35,000 stock options granted May 23, 1995 pursuant to the Employee Option Plan with an exercise price of $22.00 per share, which options must be exercised by May 23, 2005; (c) 15,000 stock options granted February 26, 1996 pursuant to the Employee Option Plan with an exercise price of $27.00 per share, which options must be exercised by February 26, 2006; (d) 22,500 stock options granted October 28, 1996 pursuant to the Employee Option Plan with an exercise price of $28.6375 per share, which options must be exercised by October 28, 2006; and (e) 20,000 stock options granted January 14, 1998 pursuant to the Employee Option Plan with an exercise price of $33.75 per share, which options must be exercised by January 14, 2008.

(4) Includes: (a) 15,000 stock options granted July 18, 1994 pursuant to the Employee Option Plan with an exercise price of $22.50 per share, which options must be exercised by July 18, 2004; (b) 10,000 stock options granted February 26, 1996 pursuant to the Employee Option Plan with an exercise price of $27.00 per share, which options must be exercised by February 26, 2006; (c) 5,000 stock options granted October 28, 1996 pursuant to the Employee Option Plan with an exercise price of $28.6375 per share, which options must be exercised by October 28, 2006; and (d) 5,000 stock options granted January 14, 1998 pursuant to the Employee Option Plan with an exercise price of $33.75 per share, which options must be exercised by January 14, 2008.

(5) Includes: (a) 20,000 stock options granted July 18, 1994 pursuant to the Employee Option Plan with an exercise price of $22.50 per share, which options must be exercised by July 18, 2004; (b) 7,500 stock options granted February 26, 1996 pursuant to the Employee Option Plan with an exercise price of $27.00 per share, which options must be exercised by February 26, 2006; (c) 5,000 stock options granted October 28, 1996 pursuant to the Employee Option Plan with an exercise price of $28.6375 per share, which options must be exercised by October 28, 2006; and (d) 7,500 stock options granted January 14, 1998 pursuant to the Employee Option Plan with an exercise price of $33.75 per share, which options must be exercised by January 14, 2008.

(6) Assumes a value equal to the difference between the closing sales price on June 2, 1998 (i.e., the date the option was exercised), which was $33.75 per share, and the exercise price of the options

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Policy of Executive Officer Compensation

         The executive compensation program is administered by the Compensation Committee of the Board (the "Committee") which is comprised of Non-Employee Directors, Messrs. Ted J. Simon and Ronald L. Piasecki. The program supports the Company's commitment to providing superior shareholder value. It is designed to attract and retain high-quality executives, to encourage them to make career commitments to the Company, and to accomplish the Company's short and long term objectives. The Committee attempts to structure a compensation program for the Company that will reward its top executives with bonuses and stock and option awards upon attainment of specified goals and objectives while striving to maintain salaries at reasonably competitive levels. The Committee reviews the compensation (including salaries, bonuses and stock options) of the Company's officers and performs such other duties as may be delegated to it by the Board. The Committee held one (1) formal meeting during the fiscal year ended December 31, 1998 and took various actions pursuant to resolutions adopted by unanimous written consent.

         In reviewing the compensation to be paid to the Company's executive officers during the fiscal year ended December 31, 1998, the Committee sought to ensure that executive officers were rewarded for long term strategic management, for increasing the Company's value for its shareholders, and for achieving internal goals established by the Board.

         The key components of executive officer compensation are salary, bonuses, restricted stock awards and stock option awards. Salary is generally based on factors such as an individual officer's level of responsibility, prior years' compensation, comparison to compensation of other officers in the Company, and compensation provided at competitive companies and companies of similar size. Bonuses, restricted stock awards and stock option awards are intended to reward exceptional performances. Benchmarks for determining base salary and bonus levels include targeted funds from operations levels, strength of the balance sheet and creation of shareholder value. Restricted stock awards and stock option awards are also intended to increase an officer's interest in the Company's long-term success as measured by the market and book value of its Common Stock. Stock awards may be granted to officers and directors of the Company and its subsidiaries and to certain employees who have managerial or supervisory responsibilities under the Employee Option Plan. Stock awards may be stock options, stock appreciation rights, restricted share rights or any variation thereof. Four executive officers received restricted stock awards under the Employee Option Plan in 1998.

         CEO Compensation

         During the fiscal year ended December 31, 1998, Gary A. Shiffman served in the capacity of Chief Executive Officer of the Company. Under Mr. Shiffman's leadership, the Company's net income before extraordinary item and minority interest increased by more than 12% in 1998 as compared to 1997, and the Company continued its growth by acquiring an additional 10 manufactured housing communities in 1998. See "Shareholder Return Performance Presentation."

         As of December 31, 1996, the Company entered into an employment agreement with Mr. Shiffman which governed the salary and bonus paid to Mr. Shiffman during the fiscal year ended December 31, 1998. Pursuant to this employment agreement, Mr. Shiffman was paid a salary of $350,000 and received incentive compensation of $175,000 on the basis of the Company's performance. In addition, Mr. Shiffman received a restricted stock award of 75,000 shares of Common Stock on June 5, 1998. Based upon market studies of pay levels for chief executive officers of publicly traded REITs (conducted by the National Association of Real Estate Investment Trusts), the Committee believes that Mr. Shiffman's total compensation in 1998 was competitive with the appropriate level for his position, particularly in view of his performance. See "Certain Transactions."

                             Respectfully submitted,
                                  Ted J. Simon
                               Ronald L. Piasecki

EMPLOYMENT AGREEMENTS

         Gary A. Shiffman

         The Company has entered into an employment agreement with Gary A. Shiffman pursuant to which Mr. Shiffman serves as Chief Executive Officer and President of the Company. Mr. Shiffman's employment agreement is for an initial term of five years ending December 31, 2001. Pursuant to his employment agreement, Mr. Shiffman is paid an annual base salary of $350,000, which will be increased by an annual cost of living adjustment beginning with calendar year 1999. In addition to his base salary and in accordance with the terms of his employment agreement, Mr. Shiffman is entitled to incentive compensation of up to 50% of his then base salary in accordance with the incentive compensation formula set forth in the employment agreement. A copy of Mr. Shiffman's employment agreement is attached as an exhibit to the Company's periodic filings under the Exchange Act.

         The non-competition clauses of Mr. Shiffman's employment agreement preclude him from engaging, directly or indirectly: (a) in the real estate business or any ancillary business of the Company during the period he is employed by the Company; and (b) in the manufactured housing community business or any ancillary business of the Company for a period of eighteen months following the period he is employed by the Company. However, Mr. Shiffman's employment agreement does allow him to make passive investments relating to real estate in general or the housing industry in particular (other than in manufactured housing communities) during the period he is employed by the Company.

         Jeffrey P. Jorissen

         The Company has entered into an employment agreement with Jeffrey P. Jorissen pursuant to which Mr. Jorissen serves as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company. Mr. Jorissen's employment agreement is for an initial term of five years ending December 31, 2003. Pursuant to his employment agreement, Mr. Jorissen must devote his entire productive time, ability and attention to the Company and, in consideration for his services, Mr. Jorissen will be paid an annual base salary of $240,000, which will be increased by an annual cost of living adjustment beginning with calendar year 2000. In addition to this base salary, Mr. Jorissen is entitled to incentive compensation of up to 50% of his then base salary in accordance with the incentive compensation formula set forth in the employment agreement. A copy of Mr. Jorissen's employment agreement is attached as an exhibit to the Company's periodic filings under the Exchange Act.

         The non-competition clauses of Mr. Jorissen's employment agreement preclude him from engaging, directly or indirectly, in the real estate business or any ancillary business of the Company during the period he is employed by the Company and for a period of eighteen months thereafter.

         Brian W. Fannon

         The Company has entered into an employment agreement with Brian W. Fannon pursuant to which Mr. Fannon serves as Chief Operating Officer of the Company and Sun Home Services, Inc. has entered into an employment with Brian W. Fannon pursuant to which Mr. Fannon serves as Chief Executive Officer of Home Services. Each of Mr. Fannon's employment agreements is for an initial term of three years ending December 31, 2001. Pursuant to his employment agreements, Mr. Fannon must devote his entire productive time, ability and attention to the Company and Home Services. In consideration for his services, Mr. Fannon will be paid an annual base salary of $100,000 from the Company and Mr. Fannon will be paid an annual base salary of $225,000 from Home Services, each of which will be increased by 5% per year beginning with calendar year 2000. In addition to this base salary, Mr. Fannon may be entitled to incentive compensation of up to 50% of his then base salary in accordance with an executive bonus plan to be established by the Company. Copies of Mr. Fannon's employment agreements are attached as exhibits to the Company's periodic filings under the Exchange Act.

         The non-competition clauses of Mr. Fannon's employment agreements preclude him from engaging, directly or indirectly, in the real estate business or any ancillary business of the Company during the period he is employed by the Company and for a period of twelve months thereafter.

OUTSIDE DIRECTOR COMPENSATION

         Directors who are not employees of the Company are entitled to an annual retainer fee of $12,000, payable $3,000 per calendar quarter, plus a $1,000 fee for each quarterly meeting of the Board. For services during the fiscal year ended December 31, 1998, Ted J. Simon, Paul D. Lapides, Clunet R. Lewis and Ronald L. Piasecki each earned directors' fees of $15,000. Although Arthur A. Weiss earned director's fees of $15,000 for services during the fiscal year ended December 31, 1998, he declined such fees.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Common Stock against the cumulative total return of a broad market index composed of all issuers listed on the New York Stock Exchange and an industry index composed of 38 publicly traded real estate investment trusts, for the five (5) year period ending on December 31, 1998. This line graph assumes a $100 investment on January 1, 1994, a reinvestment of dividends and actual increase of the market value of the Company's Common Stock relative to an initial investment of $100. The comparisons in this table are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


                              [PERFORMANCE GRAPH]

                                      1993           1994         1995          1996             1997         1998
                                      -----          -----        -----         -----            -----        ----
SUN COMMUNITIES                      100.00         120.85       149.69        209.33           230.46       239.48
REIT INDUSTRY INDEX                  100.00          93.48       109.15        143.84           161.47       140.14
NYSE MARKET INDEX                    100.00          98.06       127.15        153.16           201.50       239.77


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's capital stock to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons, the Company believes, that during the year ended December 31, 1998, its directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock have complied with all filing requirements applicable to them, except that Paul Lapides, a director of the Company, was ten (10) days late in filing a Form 5.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 1999, the shareholdings of: (a) each person known to the Company to be the beneficial owner of more than five percent (5%) of the Common Stock; (b) each director of the Company; (c) each executive officer listed in the Summary Compensation Table; and (d) all executive officers and directors of the Company as a group, based upon information available to the Company.


=================================================================================================================
                                                           AMOUNT AND NATURE OF                PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP           OUTSTANDING SHARES(1)
------------------------------------                       --------------------           ---------------------
Milton M. Shiffman                                              782,042(2)                       4.44%
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Gary A. Shiffman                                              1,237,523(3)                       6.92%
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Jeffrey P. Jorissen                                             274,578(4)                       1.57%
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Brian W. Fannon                                                 122,744(5)                          *
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Jonathan M. Colman                                               64,500(6)                          *
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Ted J. Simon                                                      7,166(7)                          *
32000 Northwestern Highway
Farmington Hills, Michigan 48334

Paul D. Lapides                                                   7,166(8)                          *
1000 Chastain Road
Kennesaw, Georgia 30144

Clunet R. Lewis                                                  23,166(9)                          *
2000 Town Center
Suite 690
Southfield, Michigan 48075



=================================================================================================================
                                                           AMOUNT AND NATURE OF                PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP           OUTSTANDING SHARES(1)
------------------------------------                       --------------------           ---------------------
Ronald L. Piasecki                                               54,927(10)                         *
4927 Stariha Drive
Muskegon, Michigan 49441

Arthur A. Weiss                                                  52,832(11)                         *
One Woodward Avenue
Suite 2400
Detroit, Michigan 48226

LaSalle Advisors Capital Management, Inc. (12)                1,310,600                          7.58%
200 East Randolph Drive
Chicago, Illinois 60601

European Investors Inc. (13)                                  1,585,630                          9.17%

All current executive officers and directors as a             2,626,644(14)                     14.08%
group (10 persons)
=================================================================================================================


*        Less than one percent (1%) of the outstanding shares.

(1) In accordance with SEC regulations, the percentage calculations are based on 17,299,305 shares of Common Stock issued and outstanding as of March 31, 1999 plus shares of Common Stock which may be acquired pursuant to options exercisable, or limited partnership interests in the Operating Partnership ("Common OP Units") that are convertible into Common Stock, within sixty days of March 31, 1999 by each individual or group listed.

(2) Includes 311,794 Common OP Units convertible into shares of Common Stock and 18,666 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999. Does not include shares or Common OP Units held by other family members as to which beneficial ownership is disclaimed.

(3) Includes 306,617 Common OP Units convertible into shares of Common Stock and 266,666 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999. Does not include shares or Common OP Units held by other family members as to which beneficial ownership is disclaimed.

(4) Includes 100,000 Common OP Units convertible into shares of Common Stock and 105,833 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999. Does not include shares held by other family members as to which beneficial ownership is disclaimed.

(5) Includes 30,000 Common OP Units convertible into shares of Common Stock and 33,333 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999.

(6) Includes 7,500 Common OP Units convertible into shares of Common Stock and 37,500 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999.

(7) Includes 4,666 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999.

(8) Includes 3,666 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999.

(9) Includes 20,000 Common OP Units convertible into shares of Common Stock and 3,166 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999.

(10) Includes 17,000 Common OP Units convertible into shares of Common Stock and 2,832 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999. 13,889 Common OP Units convertible into shares of Common Stock held by Aspen Group, a Michigan co-partnership, which are attributable to Mr. Piasecki because of his 25% general partnership interest in Aspen Group. Includes 20,986 Common OP Units convertible into shares of Common Stock held by Aspen Group-KC, a Michigan co-partnership, which are attributable to Mr. Piasecki because of his 25% general partnership interest in Aspen Group-KC.

(11) Includes 50,000 Common OP Units convertible into shares of Common Stock and 2,832 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999.

(12) According to the Schedule 13G filed with the SEC for calendar year 1998, this ownership includes shares held by LaSalle Advisors Capital Management, Inc. ("LaSalle") and ABKB/LaSalle Securities Limited Partnership ("ABKB"), which is a Maryland limited partnership, the limited partner of which is LaSalle and the general partner of which is ABKB/LaSalle Securities, Inc., a Maryland corporation, the sole stockholder of which is LaSalle. LaSalle and ABKB, each registered investment advisors, have different advisory clients. According to the
         Schedule 13G filed by this group, (a) LaSalle has the: (i) sole power to vote or direct the vote of 196,350 shares of Common Stock,(ii) shared power to vote or to direct the vote of 22,950 shares of Common Stock, (iii) sole power to dispose or to direct the disposition of 196,350 shares of Common Stock, and (iv) shared power to dispose or to direct the disposition of 223,950 shares of Common Stock; and (b) ABKB has the: (i) sole power to vote or direct the vote of 231,500 shares of Common Stock, (ii) shared power to vote or to direct the vote of 613,270 shares of Common Stock, (iii) sole power to dispose or to direct the disposition of 209,700 shares of Common Stock; and (iv) shared power to dispose or to direct the disposition of 680,600 shares of Common Stock.

(13) According to the Schedule 13G filed with the SEC for calendar year 1998, (a) European Investors Inc. has: (i) the sole power to vote or direct the vote of 190,130 shares of Common Stock, (ii) shared power to vote or to direct the vote of 225,500 shares of Common Stock, (iii) sole power to dispose or to direct the disposition of 251,630 shares of Common Stock, and (iv) shared power to dispose or to direct the disposition of 161,000 shares of Common Stock; and (b) EII Realty Securities Inc., a wholly-owned subsidiary of European Investors Inc., has the sole power to vote or direct the vote of 991,300 shares of Common Stock and sole power to dispose or to direct the disposition of 1,173,000 shares of Common Stock. Such Schedule 13G did not include a business address for European Investors Inc.

 (14) Includes 877,786 Common OP Units convertible into shares of Common Stock and 479,160 shares of Common Stock which may be acquired pursuant to options exercisable within sixty days of March 31, 1999.

                              CERTAIN TRANSACTIONS

         On December 15, 1998, certain directors, employees and consultants of the Company purchased approximately $25.5 million of newly issued shares of common stock of the Company and common OP Units in Sun Communities Operating Limited Partnership at a price of $31.75 per share/OP Unit in accordance with the Company's 1998 Stock Purchase Plan (the "Purchase Plan"). These purchases were financed by 5-year personal loans from Bank One Corporation, as agent, and participants in the Purchase Plan are personally responsible for repayment of their respective loans. In order to facilitate purchases under the Purchase Plan, the Company guaranteed repayment of all of the loans and the participants have agreed to fully indemnify the Company against all liabilities arising under such guaranty. The following executive officers and/or directors of the Company purchased the following number of OP Units under the Purchase Plan:


                 NAME                   NO. OF OP UNITS           PURCHASE PRICE
                 ----                   ---------------           --------------
           Milton M. Shiffman               170,000                 $5,397,500
           Gary A. Shiffman                 170,000                 $5,397,500
           Clunet R. Lewis                   20,000                   $635,000
           Ronald L. Piasecki                17,000                   $539,750
           Arthur A. Weiss                   50,000                 $1,587,500
           Jeffrey P. Jorissen              100,000                 $3,175,000
           Brian W. Fannon                   30,000                   $952,500
           Jonathan M. Colman                 7,500                   $238,125


         During 1998, the law firm of Jaffe, Raitt, Heuer & Weiss, P.C. acted as general counsel to the Company and represented the Company in various matters. Arthur A. Weiss, a director of the Company, is a shareholder of such firm.

         In 1995, the Company issued Mr. Gary A. Shiffman, the Company's Chief Executive Officer and President, 400,000 shares of Common Stock for $8,650,000 (the "Purchase Price"). The Purchase Price is evidenced by three (3) separate 10-year promissory notes that bear interest at a rate equal to six months' LIBOR plus 175 basis points, with a maximum interest rate of 9% per annum and a minimum interest rate of 6% per annum (the "Promissory Notes"). Two of the Promissory Notes are secured by shares of Common Stock (the "Secured Shares") and/or OP Units (the "Secured Units") and the last Promissory Note is unsecured but fully recourse to Mr. Shiffman. Mr. Shiffman's personal liability on the secured Promissory Notes is limited to all accrued interest on such notes plus fifty percent (50%) of the deficiency, if any, after application of the proceeds from the sale of the Secured Shares and/or the Secured Units to the then outstanding principal balance of the Promissory Notes. The Promissory Notes provide for quarterly interest only payments and provide that all cash distributions and dividends paid to Mr. Gary Shiffman on the Secured Shares and the Secured Units (the "Distributions") will first be applied toward the accrued and unpaid interest under the Promissory Notes and sixty percent (60%) of the remainder of the Distributions, if any, will be applied toward the outstanding principal balance of the Promissory Notes.

         In April 1997, the Operating Partnership loaned Mr. Shiffman an additional $2,600,391 on terms substantially identical to the terms of the other loan to Mr. Shiffman, as described above, and such loan is secured by 80,000 shares of Common Stock (the promissory notes evidencing this loan, together with the Promissory Notes, are hereinafter referred to as the "Shiffman Notes"). The largest aggregate indebtedness outstanding under the Shiffman Notes since January 1, 1998 was $11,458,078. As of March 1, 1999, the amount outstanding under the Shiffman Notes was approximately $11,208,798. Copies of the Shiffman Notes have been filed as exhibits to the Company's periodic filings under the Exchange Act.

         On April 8, 1996, the Company completed a $122.8 million public offering of 4.7 million shares of its Common Stock (the "Equity Offering"). Jeffrey P. Jorissen, the Company's Senior Vice President, Treasurer, Chief Financial Officer and Secretary, Brian W. Fannon, the Company's Senior Vice President and Chief Operating Officer, and Jonathan M. Colman, the Company's Senior Vice President - Acquisitions, collectively, purchased 20,000 shares of Common Stock in the Equity Offering at the public offering price of $26.125 per share. Such purchases in the Equity Offering were financed with loans from the Operating Partnership on terms substantially identical to the terms of the Operating Partnership's loan to Mr. Gary Shiffman described above. The largest aggregate indebtedness outstanding under Mr. Jorissen's promissory notes to the Operating Partnership, Mr. Fannon's promissory notes to the Operating Partnership and Mr. Colman's promissory notes to the Operating Partnership since January 1, 1998 were $266,147, $159,688 and $106,459, respectively. As of March 1, 1999, the total amounts outstanding under Mr. Jorissen's promissory notes to the Operating Partnership, Mr. Fannon's promissory notes to the Operating Partnership and Mr. Colman's promissory notes to the Operating Partnership were approximately $264,166, $158,479 and $105,666, respectively.

         Certain officers and directors of the Company are also officers and/or directors of Bingham: Gary A. Shiffman is a director and officer of Bingham, Arthur A. Weiss is a director of Bingham, and Jeffrey P. Jorissen is an officer of Bingham. The Company provides financial assistance to Bingham pursuant to a subordinated debt facility consisting of a $4 million term loan (the "Term Loan") and a $6 million five year revolving credit facility (the "Line of Credit", and together with the Term Loan, the "Subordinated Debt Facility") as well as a $12 million demand line of credit (the "Demand Line of Credit"). The Term Loan matures on September 30, 2004 and bears interest at the rate of 9.75% per annum. Anytime after September 30, 2000, the Term Loan may be paid in full or in part without payment of any prepayment fee or penalty. The Line of Credit will terminate, unless extended by the Company and Bingham, on September 30, 2002 (the "Line of Credit Due Date") and the Line of Credit bears interest at the per annum rate equal to the prime rate of interest plus 125 basis points. The Demand Line of Credit bears interest at a rate of 140 basis points over LIBOR.

         In connection with the Subordinated Debt Facility, Bingham issued common stock purchase warrants to the Company to purchase up to 400,000 shares of Bingham common stock at its initial public offering price of $10 per share. The Company also entered into an arrangement with Bingham whereby the Company offers Bingham as the only preferred financing source to home purchasers and home owners in the Company's manufactured housing communities. For its services, the Company receives an annual fee based on average loan balances, which fee was $100,585 for the year ended December 31, 1998, and Bingham granted the Company options to purchase 330,000 shares of Bingham common stock, which options vest in eight equal annual amounts beginning in January 2001. Bingham paid the Company a fee of $75,000 for the year ended December 31, 1998 as reimbursement for general and administrative expenses.

                       APPROVAL OF THE SECOND AMENDED AND
                         RESTATED 1993 STOCK OPTION PLAN
                                  (PROPOSAL 2)

         The second matter to be considered at the Annual Meeting will be the approval of the Second Amended and Restated 1993 Stock Option Plan (the "Restated Plan") which, in addition to minor technical changes, increases the number of shares of Common Stock which may be issued under the Restated Plan from nine percent (9%) of the aggregate number of shares of Common Stock outstanding (i.e., 1,557,387 shares of Common Stock as of the date of this Proxy Statement) to ten percent (10%) of the aggregate number of shares of Common Stock outstanding (assuming the conversion into shares of Common Stock of all Common OP Units in Sun Communities Operating Limited Partnership held by limited partners) (i.e., 2,010,784 shares of Common Stock as of the date of this Proxy Statement). The Restated Plan is set forth in Exhibit A attached to this Proxy Statement.

         The Restated Plan will be approved if it receives the affirmative votes of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting. Abstentions are treated as shares present, or represented at the Annual Meeting, and have the practical effect of a "no" vote. Broker non-votes are considered to be shares not present at the Annual Meeting for this purpose, and are neither counted towards the base number (a majority of which is required for passage) nor as a vote either affirmatively or negatively.

         The 1993 Stock Option Plan was adopted by the Board and approved by the shareholders on November 19, 1993. The amended and restated 1993 Stock Option Plan was adopted by the Board on May 20, 1996 and approved by the shareholders on July 23, 1996. The Restated Plan was adopted by the Board on March 19, 1999, subject to shareholder approval, and will remain in effect until all shares authorized under the terms of the Restated Plan have been issued, unless earlier terminated or abandoned by action of the Board; however, no Incentive Stock Options may be granted after November 19, 2003. The purpose of the Restated Plan is to provide certain of the Company's key employees and consultants with an additional incentive to promote the Company's financial success and to induce able persons to enter into or remain in the employment of the Company.

         The following is a brief summary of the material features of the Restated Plan, and is qualified in its entirety by reference to the Restated Plan.

GENERAL

         Pursuant to the Restated Plan, eligible participants may be awarded, among other stock based awards: (a) options to acquire shares of Common Stock;
(b) stock appreciation rights; and/or (c) shares of Common Stock, subject to certain restrictions. On April 13, 1999, the closing sales price of the Common Stock was $32.125.

ADMINISTRATION

         The Restated Plan is administered by the Committee. The Administrator has full power and authority to prescribe, amend and rescind rules and procedures governing administration of the Restated Plan.

ELIGIBLE PARTICIPANTS

         The Administrator may grant awards under the Restated Plan to employees of the Company or its subsidiaries, who are officers or have managerial, supervisory or similar responsibilities or who are key administrative employees or sales managers, and who are not covered by any collective bargaining agreement binding on such person's employer. In addition, the Administrator may grant awards under the Restated Plan to non-employees who, in the judgment of the Administrator, render significant services to the Company. At present, there are approximately 100 persons who are eligible to participate in the Restated Plan. It is not possible to estimate the number of additional persons who will become eligible to participate in the Restated Plan.

STOCK OPTION AWARDS

         The Administrator may grant options entitling the participant to purchase shares of Common Stock from the Company in such quantity, at such price, and on such terms and subject to such vesting periods, termination dates and other conditions as may be established by the Administrator on or prior to the date such option is granted. Notwithstanding the foregoing, the exercise price for all options must be no less than the fair market value of the Common Stock on the date of grant, except that the exercise price can be 85% of the fair market value of the Common Stock on the date of grant if such discount is expressly granted in lieu of a reasonable amount of salary or bonus. Options awarded under the Restated Plan may be either non-qualified stock options ("NQOs") or incentive stock options ("ISOs"). The term of an ISO shall not exceed ten years from the date of grant, and the purchase price of an ISO shall be equal to or greater than the per share market value of the Common Stock on the date of grant. The purchase price of a Performance Based Option ("PBO") shall be equal to the per share market value of the Common Stock on the date of grant, and the PBO shall contain such other terms and conditions as are deemed necessary to prevent limitation of the Company's compensation deduction in connection with the exercise of the option. See "Federal Income Tax Consequences Relating to the Restated Plan" below.

STOCK APPRECIATION RIGHTS AWARDS

         The Administrator may grant to participants the right to receive payment from the Company of an amount (the "Incremental Value") equal to the difference between the exercise price established by the Administrator and the per share market value of the Common Stock on the date the right is exercised by the participant. The Company may also grant to any participant a "Tandem SAR." A Tandem SAR is a stock appreciation right covering a share which is at the time of the grant also covered by an option granted to the same participant, either prior to or simultaneously with the grant to such participant of the Tandem SAR. A participant who holds a Tandem SAR may either exercise the stock appreciation right portion or the option portion of the Tandem SAR, but not both.

RESTRICTED SHARE AWARDS

         The Administrator may grant to any participant an award of restricted share rights entitling such person to receive shares of Common Stock in such quantity, and on such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Administrator shall determine on or prior to the date of grant. The terms of any award of restricted share rights granted under the Restated Plan shall be set forth in an award agreement. No restricted share rights shall entitle the holder to receive Common Stock free of all restrictions on transfer prior to the expiration of three years from the date of grant.

OTHER STOCK AND STOCK BASED AWARDS

         The Administrator is authorized under the terms of the Restated Plan to grant other stock or stock based awards either alone or in conjunction with options or stock appreciation rights. The terms and conditions of any such awards, if and when made, will be set forth in an award agreement between the Company and the participant.

EXERCISE OF AWARDS

         Unless extended by the Administrator or as otherwise provided in the award agreement, the right to exercise any award granted under the Restated Plan shall terminate at whichever of the following times first occurs: (i) 90 days after the participant's termination of employment for any reason other than death or "for cause" (as defined in the Restated Plan); (ii) immediately upon termination of employment for cause; or (iii) in the case of a Tandem SAR, the expiration date of the related option. The Administrator has the right to permit exercise of any award prior to the time such award would otherwise be exercisable under the terms of the agreement granting the award. Similarly, the Administrator has the right to permit any award granted under the Restated Plan (except for an ISO) to be exercised more than 90 days after the employment termination of the participant or after its expiration date.

         Unless provided otherwise in the award agreement, if a participant dies while an employee of the Company or one of its subsidiaries, the right to exercise all unexpired installments of that participant's awards are accelerated and the participant's beneficiary may exercise the award with respect to any or all of the shares subject to the award until one year after death. If the participant dies within the 90 day period following termination of employment, then participant's beneficiary may, until one year after the holder's death, exercise the award to the extent it would have been exercisable if the holder had exercised the option immediately prior to the holder's death.

NEW PLAN BENEFITS

         The grant of awards under the Restated Plan is subject to the discretion of the Administrator. The Administrator has not granted any awards under the Restated Plan since the Board approved the Restated Plan on March 19, 1999. Accordingly, the Company cannot currently determine the number of shares of Common Stock that may be subject to awards under the Restated Plan in the future.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE RESTATED PLAN

         The following discussion of certain Federal income tax considerations with respect to options and stock appreciation rights is a summary for general purposes only.

         The Restated Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and is not subject to the Employee Retirement Income Security Act of 1974.

         OPTION AWARDS

         Certain of the income tax consequences of the grant of an option award depend upon whether the option qualifies as an ISO.

         INCENTIVE STOCK OPTIONS

         The grant of an ISO will have no income tax consequences for either the Company or the participant. Subject to the discussion below, there will be no regular income tax liability upon ISO exercise; however, upon the exercise of an ISO, the excess of the fair market value of the Common Stock purchased over the exercise price will be an item of tax preference of the participant for purposes of the application of the alternative minimum tax. If payment of the purchase price of an ISO consists of shares of Common Stock, the participant's basis for an equal number of shares of the Common Stock received will be equal to his basis for the shares exchanged therefor. Any additional shares received will have a basis of zero.

         If the Common Stock acquired pursuant to an ISO is sold, exchanged (except in certain tax-free exchanges) or otherwise disposed of (even if pursuant to the exercise of another ISO) within either one year of the exercise of such ISO or two years of the granting of such ISO, the participant will recognize ordinary income at that time and the Company will be entitled to a deduction at that time in an amount equal to the excess of the fair market value of such Common Stock at the time of exercise over the exercise price. The participant will also recognize capital gain or loss to the extent the amount realized from a sale or exchange differs from the fair market value of such Common Stock at the time of exercise.

         If the Common Stock acquired pursuant to an ISO is sold or exchanged after one year after the exercise of such ISO and two years after the granting of such ISO, the participant will recognize long-term capital gain or loss measured by the difference between the amount realized on such sale or exchange and the exercise price, and the Company will not be entitled to any deduction.

         NONQUALIFIED OPTIONS AND PERFORMANCE BASED OPTIONS

         The grant of an NQO or a PBO will have no income tax consequences for either the Company or the participant (unless the NQO or PBO is freely transferable and has a readily ascertainable market value). Upon the exercise of an NQO or PBO by a participant, the participant will recognize ordinary income and the Company will be entitled to a deduction in an amount equal to the excess of the fair market value of the Common Stock purchased over the exercise price. Such ordinary income is subject to withholding of tax by the Company. The basis of the Common Stock received upon exercise will equal the sum of the exercise price plus the amount included in income by the participant. If payment of the purchase price of an NQO or PBO is made by delivering shares of Common Stock, no additional gain or loss will be recognized by the participant by reason of that exchange, and the participant's basis for an equal number of shares of the Common Stock received will be equal to his basis for the shares exchanged therefor. Any additional shares received will have a basis equal to the amount of ordinary income includible with respect to such purchase. The subsequent sale or exchange of the Common Stock would generally give rise to capital gain or loss.

         STOCK APPRECIATION RIGHTS

         The grant of stock appreciation rights will have no income tax consequences for either the Company or the participant. Upon the exercise of a stock appreciation right by a participant who receives cash, the participant will recognize ordinary income and the Company will be entitled to a deduction in an amount equal to the amount of cash received. Upon the exercise of a stock appreciation right by a participant who receives Common Stock, the participant will recognize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of such Common Stock received. The ordinary income described in the two preceding sentences is subject to withholding of tax by the Company. The subsequent sale or exchange of the Common Stock acquired pursuant to the exercise of a stock appreciation right would generally give rise to capital gain or loss.

         RESTRICTED SHARES

         In the absence of an election by a participant, as explained below, the grant of shares pursuant to an award will not result in taxable income to the participant or a deduction to the Company in the year of the grant. The value of the shares will be taxable to a participant in the year in which the restrictions lapse. Alternatively, (under Code Section 83(b)) a participant may elect to treat as income in the year of grant the fair market value of the shares on the date of grant, provided the participant makes the election within 30 days after the date of such grant. If such an election were made, a participant would not be allowed to deduct at a later date the amount included as taxable income if he should forfeit the shares to the Company. The amount of ordinary income recognized by a participant is deductible by the Company in the year the income is recognized by the participant, provided such amount constitutes reasonable compensation to the participant. In the absence of a Code
Section 83(b) election, prior to the lapse of restrictions, distributions paid on the shares subject to such restrictions will be taxable to the participant as additional compensation, and the Company will be allowed a corresponding deduction. Where a Code Section 83(b) election has been made, such distributions would be treated as dividend income to the participant.

         LIMITATION ON COMPENSATION DEDUCTIONS

         In general, the Company will be entitled to a compensation deduction equal to the income recognized by the participant with respect to a NQO, PBO, stock appreciation right or restricted share right at the time that the participant recognizes such income. But, Section 162(m) of the Code limits the deduction which a publicly held corporation, such as the Company, may take for compensation paid to "covered employees" to $1 million. Generally, the Chief Executive Officer of the corporation and its four highest compensated officers (excluding the Chief Executive Officer) will be considered to be covered employees. However, this rule limiting the deduction does not apply to performance-based compensation. In general, compensation resulting from the exercise of a stock option is treated as performance-based compensation provided that the option price was equal to or in excess of the fair market value of stock subject to the option at the time of the grant of the option and provided that certain other requirements are met. PBOs granted by the Company are intended to meet these rules so that the compensation resulting from exercising PBOs will be treated as performance-based compensation. In addition, income resulting from the exercise of NQOs and stock appreciation rights where the exercise price is equal or in excess of the fair market value of the stock subject to the option at the time of the grant of the option may also be treated as performance-based compensation. Income resulting from restricted share rights will probably not be treated as performance-based compensation and so the deduction limitation described above may become applicable.

         WITHHOLDING OF TAX

         The Company is entitled to withhold, or secure payment from the participant in lieu of withholding, the amount of any tax required by law to be withheld or paid by the Company with respect to any amount payable or shares issuable under a participant's award. At the election of the participant, with respect to the exercise of a nonqualified option, PBO or a stock appreciation right where shares of Common Stock are to be delivered to the participant, the Company may also withhold shares of Common Stock sufficient to meet those requirements.

         THE BOARD RECOMMENDS A VOTE "FOR" THE RESTATED PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE RESTATED PLAN UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.

                              GENERAL INFORMATION

INDEPENDENT PUBLIC ACCOUNTANTS

         The Board selected PricewaterhouseCoopers LLP. as the Company's independent public accountants for the fiscal year ended December 31, 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. It is expected that PricewaterhouseCoopers LLP will also serve the Company in the same capacity during the fiscal year ending December 31, 1999.

SHAREHOLDERS' PROPOSALS

         Any and all shareholder proposals for inclusion in the proxy materials for the Company's next Annual Meeting of Shareholders must comply with the rules and regulations promulgated under the Exchange Act and must be received by the Company, at its offices at 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334, not later than December 28, 1999. Such proposals should be addressed to the Company's Secretary.

         The Company's Bylaws also contain certain provisions which affect shareholder proposals. The Company's Bylaws provide that: (a) with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (i) pursuant to the Company's notice of the meeting, (ii) by the Board of Directors, or (iii) by a shareholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws; and (b) with respect to special meetings of shareholders, only the business specified in the Company's notice of meeting may be brought before the meeting of shareholders, and nominations of persons for election to the Board of Directors may be made only (i) by the Board of Directors, or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by a shareholder who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in the Bylaws.

OTHER MATTERS

         Management knows of no matters which will be presented for consideration at the Annual Meeting other than those stated in the Notice of Meeting. However, if any other matters do properly come before the Annual Meeting, the person or persons named in the accompanying proxy form will vote the proxy in accordance with their best judgment regarding such matters, including the election of a director or directors other than those named in this Proxy Statement should an emergency or unexpected occurrence make the use of such discretionary authority necessary, and also regarding matters incident to the conduct of the meeting.

         Shareholders are requested to date, sign and return the enclosed proxy in the enclosed postage-paid envelope. So that the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the meeting may be assured, prompt execution and return of the proxy is requested.


                                       By Order of the Board of Directors

                                       JEFFREY P. JORISSEN
                                       Secretary

Dated: April 20, 1999

                                                                       EXHIBIT A
                              SUN COMMUNITIES, INC.

                           SECOND AMENDED AND RESTATED

                             1993 STOCK OPTION PLAN


                                   ARTICLE I.
                        PURPOSE AND ADOPTION OF THE PLAN

         1.01 PURPOSE. The purpose of the Sun Communities, Inc. Stock Option Plan (the "Plan") is to provide certain key employees of Sun Communities, Inc. (the "Company") with an additional incentive to promote the Company's financial success and to provide an incentive which the Company may use to induce able persons to enter into or remain in the employment of the Company or a Subsidiary.

         1.02 ADOPTION AND TERM. The Plan was initially approved by the Board and the Company's shareholders and was effective as of November 19, 1993. The Amended and Restated Plan was approved by the Board on May 20, 1996 and by the Company's stockholders on July 23, 1996. The Second Amended and Restated Plan was adopted by the Board on, and is effective as of, March 19, 1999, subject to approval of the Company's stockholders on or before March 19, 2000, and will remain in effect until all shares authorized under the terms of the Plan have been issued, unless earlier terminated or abandoned by action of the Board; provided, however, that no Incentive Stock Option may be granted after November 19, 2003.

                                   ARTICLE II.
                                   DEFINITIONS

         2.01 ADMINISTRATOR means the group of persons having authority to administer the Plan pursuant to Section 3.01.

         2.02 AVERAGE PRICE means, on any given date, the average of the closing sales prices of the Company Common Stock as quoted on the New York Stock Exchange for the ten (10) business day period immediately preceding and including the Date of Grant.

         2.03 AWARD means any one or combination of Non-Qualified Stock Options, Performance Based Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Share Rights or any other award made under the terms of the Plan.

         2.04 AWARD AGREEMENT means a written agreement between the Company and Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an Award granted under the Plan.

         2.05 AWARD PERIOD means, with respect to an Award, the period of time set forth in the Award Agreement during which specified conditions set forth in the Award Agreement must be satisfied.

         2.06 BENEFICIARY means (a) an individual, trust or estate who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and Award Agreement upon the Participant's death; or (b) an individual, who by designation of the Participant, succeeds to the rights and obligations of the Participant under the Plan and Award Agreement upon the Participant's death.

         2.07 BOARD means the Board of Directors of the Company.

         2.08 CHANGE OF CONTROL EVENT means (a) an event or series of events by which any Person or other entity or group (as such term is used in Section 13(d) and 14(d) of the Exchange Act) of Persons or other entities acting in concert as a partnership or other group (a "Group of Persons") (other than Persons who are, or Groups of Persons entirely made up of, (i) management personnel of the Company or (ii) any affiliates of any such management personnel) shall, as a result of a tender or exchange offer or offers, an open market purchase or purchases, a privately negotiated purchase or purchases or otherwise, become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 20% or more of the combined voting power of the then outstanding voting stock of the Company; (b) the Company consolidates with, or merges with or into, another Person (other than a Subsidiary in a transaction which is not otherwise a Change of Control Event), or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding voting stock of the Company is converted into or exchanged for cash, securities or other property; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or (d) any liquidation or dissolution of the Company (other than a liquidation into a Subsidiary that is not otherwise a Change of Control Event).

         2.09 CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

         2.10 COMPANY means Sun Communities, Inc., a Maryland corporation.

         2.11 COMPANY COMMON STOCK means the Common Stock of the Company, par value $0.01.

         2.12 DATE OF GRANT means the date designated by the Administrator as the date as of which it grants an Award, which shall not be earlier than the date on which the Administrator approves the granting of such Award.

         2.13 DIRECTOR means a member of the Board of Directors of the Company.

         2.14 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.15 EXERCISE PRICE means, with respect to a Stock Appreciation Right, the amount established by the Administrator, in accordance with Section 7.03 hereunder, and set forth in the Award Agreement, which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the Incremental Value to be paid to the Participant.

         2.16 EXPIRATION DATE means the date specified in an Award Agreement as the expiration date of such Award.

         2.17 FAIR MARKET VALUE means, with respect to Awards granted coincident with the date of the closing of the Company's initial public offering of Company Common Stock, the public offering price. Thereafter, Fair Market Value means, on any given date, the average of the highest and lowest selling price for the Company Common Stock as reported on the Composite Tape for New York Stock Exchange Listed Companies, or, if there were no sales on such date, the average of the highest and lowest selling price for the most recent date upon which a sale was reported.

         2.18 INCENTIVE STOCK OPTION means a stock option described in Section 422 of the Code.

         2.19 INCREMENTAL VALUE has the meaning given such term in Section 7.01 of the Plan.

         2.20 NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option.

         2.21 OFFICER means a president, vice president, treasurer, secretary, controller, and any other person who performs functions corresponding to the foregoing officers for the Company, any member of the Board of the Company or any person performing similar functions with respect to the Company, and any other participant who is deemed to be an officer or director of the Company for purposes of Section 16 of the Exchange Act and the rules thereunder, as currently in effect or as amended from time to time.

         2.22 OPTIONS means all Non-Qualified Stock Options, Incentive Stock Options and Performance Based Options granted at any time under the Plan.

         2.23 PARTICIPANT shall have the meaning set forth in Article V.

         2.24 PERFORMANCE BASED OPTION means a stock option which, upon exercise or at any other time, would not result in or give rise to "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

         2.25 PLAN means the Sun Communities, Inc. Stock Option Plan, as described herein and as it may be amended from time to time.

         2.26 PURCHASE PRICE, with respect to options, shall have the meaning set forth in Section 6.02.

         2.27 RESTRICTED SHARE RIGHT means a right to receive Company Common Stock subject to restrictions imposed under the terms of an Award granted pursuant to Article IX.

         2.28 RULE 16B-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as currently in effect and as it may be amended from time to time, and any successor rule.

         2.29 STOCK APPRECIATION RIGHT means an Award granted in accordance with
Article VII.

         2.30 SUBSIDIARY shall have the meaning set forth in Section 424(f) of the Code.

         2.31 TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Company for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any other similar transaction in which the Participant's employer ceases to be the Company or a Subsidiary of the Company. Whether an authorized leave of absence or absence on military or government service, absence due to disability, or absence for any other reason shall constitute Termination of Employment shall be determined in each case by the Administrator in its sole discretion.

                                  ARTICLE III.
                                 ADMINISTRATION

         3.01 ADMINISTRATION. The Administrator of the Plan shall be a committee of two or more Directors with authority to act as provided in Rule 16b-3 and shall be elected or appointed by the Board. The members of the committee shall meet the "disinterested person" requirements of Rule 16b-3(c)(2)(i) and, with respect to Awards designated as Performance Based Options, shall also be "outside directors" within the meaning of Section 162(m) of the Code. The Administrator shall administer the Plan in accordance with this provision and shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to cancel Awards (including those made pursuant to other plans of the Company) and to substitute new options (including options granted under other plans of the Company) with the consent of the recipient, and to take such steps in connection with the Plan and Awards granted thereunder as it may deem necessary or advisable. The Administrator may, with respect to Participants who are not Officers, delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company.

         3.02 INDEMNIFICATION. Members of the Administrator shall be entitled to indemnification and reimbursement from the Company for any action or any failure to act in connection with service as Administrator to the full extent provided for or permitted by the Company's certificate of incorporation or bylaws or by any insurance policy or other agreement intended for the benefit of the Company's officers, directors or employees or by any applicable law.

                                   ARTICLE IV.
               COMPANY COMMON STOCK ISSUABLE PURSUANT TO THE PLAN

         4.01 SHARES ISSUABLE. Shares to be issued under the Plan may be authorized and unissued shares or issued shares which have been reacquired by the Company. Except as provided in Section 4.03, the Awards granted to any Participant and to all Participants in the aggregate under the Plan shall be limited so that the sum of the following shall never exceed ten percent (10%) of the total number of shares of Company Common Stock outstanding from time to time (assuming the conversion into shares of Company Common Stock of all Common OP Units in Sun Communities Operating Limited Partnership held by limited partners): (i) all shares which shall be issued upon the exercise of outstanding Options or other Awards granted under the Plan, (ii) all shares for which payment of Incremental Value shall be made by reason of the exercise of Stock Appreciation Rights at any time granted under the Plan, and (iii) the number of shares otherwise issuable under an Award which are applied by the Company to payment of the withholding or tax liability discussed in Section 11.04; provided, however, that, in no event, shall the number of shares of Company Common Stock which may be issued upon the exercise of Incentive Stock Options exceed 1,000,000 shares, subject to adjustment in accordance with Section 4.03.

         4.02 SHARES SUBJECT TO TERMINATED AWARDS. In the event that any Award at any time granted under the Plan shall be surrendered to the Company, be terminated or expire before it shall have been fully exercised, or an award of Stock Appreciation Rights is exercised for cash, then all shares formerly subject to such Award as to which such Award shall not have been exercised shall be available for any Award subsequently granted in accordance with the Plan. Shares of Company Common Stock subject to Options, or portions thereof, which have been surrendered in connection with the exercise of tandem Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, and shares of Company Common Stock issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Company Common Stock available for the grant of Awards. Shares which are reacquired by the Company or shares issuable subject to Restricted Share Rights which are forfeited pursuant to forfeiture provisions in the Award Agreement shall be available for subsequently granted Awards only if the forfeiting Participant received no benefits of ownership (such as dividends actually paid to the Participant) other than voting rights of the forfeited shares. Any shares of Company Common Stock issued by the Company pursuant to its assumption or substitution of outstanding grants from acquired companies shall not reduce the number of shares available for Awards under this Plan unless issued under this Plan.

         4.03 ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

              (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, and the number and kind of shares available for Awards subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Administrator shall have the power to determine the amount of the adjustment to be made in each case.

              (b) SALE OR REORGANIZATION. After any reorganization, merger or consolidation in which the Company is a surviving corporation, each Participant shall, at no additional cost, be entitled upon exercise of an Award to receive (subject to any required action by stockholders), in lieu of the number of shares of Company Common Stock receivable or exercisable pursuant to such Award, a number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Participant had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers or consolidations of the character described above.

              (c) OPTIONS TO PURCHASE STOCK OF ACQUIRED COMPANIES. After any reorganization, merger or consolidation in which the Company or a Subsidiary of the Company shall be a surviving corporation, the Administrator may grant substituted Options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the reorganization, merger or consolidation, where such party's stock may no longer be issued following such merger or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any adjustments may provide for the elimination of any fractional shares which might otherwise have become subject to any Awards.

                                   ARTICLE V.
                                  PARTICIPATION

         5.01 ELIGIBLE EMPLOYEES. Participants in the Plan shall be the Officers who are employees of the Company or a Subsidiary of the Company and other employees of the Company or a Subsidiary having managerial, supervisory or similar responsibilities or who are key administrative employees or sales managers, and who are not covered by any collective bargaining agreement binding on such persons' employer, as the Administrator, in its sole discretion, may designate from time to time. The Administrator's designation of a Participant in any year shall not require the Administrator to designate such person to receive Awards in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

         5.02 SPECIAL PROVISIONS FOR CERTAIN NON-EMPLOYEES. Notwithstanding any provision contained in this Plan to the contrary, the Administrator may grant Awards under the Plan to non-employees who, in the judgment of the Administrator, render significant services to the Company or a Subsidiary, on such terms and conditions as the Administrator deems appropriate and consistent with the intent of the Plan.

                                   ARTICLE VI.
                                  OPTION AWARDS

         6.01 POWER TO GRANT OPTIONS. The Administrator may grant, to such Participants as the Administrator may select, Options entitling the Participant to purchase Company Common Stock from the Company at the Average Price in such quantity and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Administrator; provided, however, that the Options may be granted at exercise prices of no less than 85% of the Average Price if such discount is expressly granted in lieu of a reasonable amount of salary or bonus. The terms of any Option granted under this Plan shall be set forth in an Award Agreement. Notwithstanding the foregoing, Options granted to Officers shall not be exercisable for a period of at least six months from the Date of Grant.

         6.02 PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Company Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined in accordance with Section 6.01, provided that the Purchase Price for shares of Company Common Stock purchased pursuant to Stock Options designated by the Administrator as Incentive Stock Options shall be equal to or greater than the Fair Market Value on the Date of Grant as required under Section 422 of the Code and provided further that the Purchase Price for shares of Company Common Stock purchased pursuant to Stock Options designated by the Administrator as Performance Based Options shall be equal to or greater than the Fair Market Value on the Date of Grant.

         6.03 DESIGNATION OF INCENTIVE STOCK OPTIONS. Except as otherwise expressly provided in the Plan, the Administrator may designate, at the Date of Grant of each Option, that the Option is an Incentive Stock Option under Section 422 of the Code.

              (a) INCENTIVE STOCK OPTION SHARE LIMITATION. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) which would result in stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year, or which would entitle such Participant to purchase a number of shares greater than the maximum number permitted by Section 422 of the Code as in effect on the Date of Grant.

              (b) OTHER INCENTIVE STOCK OPTION TERMS. Whenever possible, each provision in the Plan and in every Option granted under this Plan which is designated by the Administrator as an Incentive Stock Option shall be interpreted in such a manner as to entitle the Option to the tax treatment afforded by Section 422 of the Code. If any provision of this Plan or any Option designated by the Administrator as an Incentive Stock Option shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code, and (ii) all other provisions of this Plan and the Award Agreement shall remain in full force and effect. If any agreement covering an Option designated by the Administrator to be an Incentive Stock Option under this Plan shall not explicitly include any terms required to entitle such Incentive Stock Option to the tax treatment afforded by Section 422 of the Code, all such terms shall be deemed implicit in the designation of such Option and the Option shall be deemed to have been granted subject to all such terms.

         6.04 DESIGNATION OF PERFORMANCE BASED OPTIONS. Except as otherwise expressly provided in the Plan, the Administrator may designate, at the Date of Grant of each Option, that the Option is a Performance Based Option. A Performance Based Option shall have a Purchase Price not less than the Fair Market Value on the Date of Grant and shall contain such other terms and conditions as the Administrator may deem necessary so that, upon exercise or at any other time, the Performance Based Option does not result in or give rise to "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

         6.05 RIGHTS AS A STOCKHOLDER. The Participant or any transferee of an Option pursuant to Section 8.02 or Section 11.05 shall have no rights as a stockholder with respect to any shares of Company Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends and cash or other property or distributions or other rights with respect to any such shares of Company Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option.

                                  ARTICLE VII.
                            STOCK APPRECIATION RIGHTS

         7.01 POWER TO GRANT STOCK APPRECIATION RIGHTS. The Administrator is authorized to grant to any Participant, on such terms established by the Administrator on or prior to the Date of Grant and subject to and not inconsistent with the provisions of this Plan, the right to receive the payment from the Company, payable as provided in Section 7.04, of an amount equal to the Incremental Value of the Stock Appreciation Rights, which shall be an amount equal to the remainder derived from subtracting (i) the Exercise Price for the right established in the Award Agreement from (ii) the Fair Market Value of a share of Company Common Stock on the date of exercise. The terms of any Stock Appreciation Right granted under the Plan shall be set forth in an Award Agreement.

         7.02 TANDEM STOCK APPRECIATION RIGHTS. The Administrator may grant to any Participant a Stock Appreciation Right consistent with the provisions of this Plan covering any share of Company Common Stock which is, at the Date of Grant of the Stock Appreciation Right, also covered by an Option granted to the same Participant, either prior to or simultaneously with the grant to such Participant of the Stock Appreciation Right, provided: (i) any Option covering any share of Company Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share; (ii) any Stock Appreciation Right covering any share of Company Common Stock shall not be exercisable upon the exercise of any related Option with respect to the same share; and (iii) an Option and Stock Appreciation Right covering the same share of Company Common Stock may not be exercised simultaneously.

         7.03 EXERCISE PRICE. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Administrator and, in the case of a tandem Stock Appreciation Right, shall not be less than the Purchase Price of the related Option. Upon exercise of the Stock Appreciation Rights, the number of shares subject to exercise under a related Option shall automatically be reduced by the number of shares of Company Common Stock represented by the Option or portion thereof which is surrendered as a result of the exercise of such Stock Appreciation Rights.

         7.04 PAYMENT OF INCREMENTAL VALUE. Any payment which may become due from the Company by reason of Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Administrator (i) all in cash, (ii) all in Company Common Stock, or (iii) in any combination of cash and Company Common Stock. In the event that all or a portion of the payment is made in Company Common Stock, the number of shares of the Company Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of the payment by the Fair Market Value on the date of exercise. The Administrator may determine whether payment upon exercise of a Stock Appreciation Right will be made in cash or in stock, or a combination thereof, upon or at any time prior to the exercise of such Stock Appreciation Right. No fractional share of Company Common Stock shall be issued to make any payment; if any fractional shares would be issuable, the mix of cash and Company Common Stock payable to the Participant shall be adjusted as directed by the Administrator to avoid the issuance of any fractional share. Payment may be made in cash to Officers only if the Stock Appreciation Right is exercised during the "window period" required under Rule 16b-3(e)(3) and otherwise in accordance with Rule 16b-3.

                                  ARTICLE VIII.
                 TERMS OF OPTIONS AND STOCK APPRECIATION RIGHTS

         8.01 DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall terminate after the first to occur of the following events:

              (a) Expiration Date of the Award as provided in the Award Agreement; or

              (b) Termination of the Award as provided in Section 8.02; or

              (c) In the case of an Incentive Stock Option, ten years from the Date of Grant; or

              (d) Solely in the case of tandem Stock Appreciation Rights, upon the Expiration Date of the related Option.

         8.02 EXERCISE ON DEATH OR TERMINATION OF EMPLOYMENT.

              (a) Unless otherwise provided in the Award Agreement, in the event of the death of a Participant while an employee of the Company or a Subsidiary of the Company, the right to exercise all unexpired Awards shall be accelerated and shall accrue as of the date of death, and the Participant's Awards may be exercised by his Beneficiary at any time within one year after the date of the Participant's death.

              (b) Unless otherwise provided in the Award Agreement, in the event of Participant's Termination of Employment at any time for any reason (including disability or retirement) other than death or for "cause", as defined in paragraph (d) below, an Award may be exercised, but only to the extent it was otherwise exercisable, on the date of Termination of Employment, within ninety days after the date of Termination of Employment. In the event of the death of the Participant within the ninety-day period following Termination of Employment, his Award may be exercised by his Beneficiary within the one year period provided in subparagraph (a) above.

              (c) With respect to an Award which is intended to constitute an Incentive Stock Option, upon Termination of Employment, such Award shall be exercisable as provided in Section 422 of the Code.

              (d) In the event that a Participant's Termination of Employment is for "cause", all Awards shall terminate immediately upon Termination of Employment. A Participant's employment shall be deemed to have been terminated for "cause" if such termination is determined, in the sole discretion of the Administrator, to have resulted from an act or omission by the Participant constituting active and deliberate dishonesty, as established by a final judgment or actual receipt of an improper benefit or profit in money, property or services, or from the Participant's continuous failure to perform his or her duties under any employment agreement in effect between the Participant and the Company in any material manner (or, in the absence of such an agreement, the consistent failure or refusal of the Participant to perform according to reasonable expectations and standards set by the Board and/or management consistent with Participant's title and position) after receipt of notice of such failure from the Company specifying how the Participant has so failed to perform.

         8.03 ACCELERATION OF EXERCISE TIME. The Administrator, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit purchase of shares under any Award prior to the time such Award would otherwise become exercisable under the terms of the Award Agreement.

         8.04 EXTENSION OF EXERCISE TIME. The Administrator, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Award granted under this Plan to be exercised after its Expiration Date or after the ninety day period following Termination of Employment, subject, however, to the limitations described in Section 8.01 (c) and (d).

         8.05 CONDITIONS FOR EXERCISE. An Award Agreement may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments which may be cumulative) as may be determined by the Administrator at the Date of Grant. No Stock Appreciation Right may be exercised prior to six months from the Date of Grant.

         8.06 CHANGE OF CONTROL EVENT. Unless otherwise provided in the Award Agreement, and subject to such other terms and conditions as the Administrator may establish in the Award Agreement, upon the occurrence of a Change of Control Event, irrespective of whether or not an Award is then exercisable, the Participant shall have the right to exercise in full any unexpired Award to the extent not theretofore exercised or terminated; provided, however, that any Stock Appreciation Right so exercised must have a Date of Grant at least six months prior to the date of exercise.

         8.07 EXERCISE PROCEDURES. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written notice to the Company which must be received by the officer of the Company designated in the Award Agreement on or before the Expiration Date of the Award. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Administrator may (but need not) permit payment to be made by delivery to the Company of either (a) shares of Company Common Stock (including shares issuable to the Participant pursuant to the exercise of the Option), or
(b) any combination of cash and shares of Company Common Stock, or (c) such other consideration as the

Administrator deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, shares of Company Common Stock may be issued directly to the Participant's broker or dealer upon receipt of the Purchase Price in cash from the broker or dealer.) In the event that any Company Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Company Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares transferred. The Participant may not transfer to the Company in satisfaction of the Purchase Price (y) a number of shares which when multiplied times the Fair Market Value as of the date of exercise would result in a product greater than the Purchase Price or (z) any fractional share of Company Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and used for any proper corporate purpose. Unless the Administrator shall otherwise determine, any Company Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

                                   ARTICLE IX.
                             RESTRICTED STOCK AWARDS

         9.01 RESTRICTED SHARE AWARDS. The Administrator may grant to any Participant an Award of Restricted Share Rights entitling such person to receive shares of Company Common Stock in such quantity, and on such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Administrator shall determine on or prior to the Date of Grant. The terms of any Award of Restricted Share Rights granted under the Plan shall be set forth in an Award Agreement.

         9.02 DURATION OF RESTRICTED SHARE RIGHTS. In no event shall any Restricted Share Rights granted entitle the holder to receive shares of Company Common Stock free of all restrictions on transfer at any time prior to the expiration of three years from the Date of Grant, and each Award Agreement shall provide that the Participant shall remain employed by the Company or a Subsidiary for that three year period (subject to the Company's or Subsidiary's right to terminate such employment).

         9.03 FORFEITURE OF RESTRICTED SHARE RIGHTS. Subject to Section 9.05, all Restricted Share Rights shall be forfeited and all Restricted Share Awards shall terminate unless the Participant continues in the service of the Company or a Subsidiary until the expiration of the forfeiture and satisfies any other conditions set forth in the Award Agreement. If the Award Agreement shall so provide, in the case of death, disability or retirement (as defined in the Award Agreement) of the Participant, all of the shares covered by the Restricted Share Rights shall immediately vest and any restrictions shall lapse as of the date of such death, disability or retirement.

         9.04 DELIVERY OF SHARES UPON VESTING. Upon the lapse of the restrictions established in the Award Agreement, the Participant shall be entitled to receive, without payment of any cash or other consideration, certificates for the number of shares covered by the Award.

         9.05 WAIVER OR MODIFICATION OF FORFEITURE PROVISIONS. The Administrator has full power and authority to modify or waive any or all terms, conditions or restrictions (other than the minimum restriction period set forth in Section 9.02) applicable to any Restricted Share Rights granted to a Participant under the Plan; provided that no modification shall, without consent of the Participant, adversely affect the Participant's rights thereunder and no modification shall reduce the employment requirement to less than three years, except in the case of death, disability or retirement.

         9.06 RIGHTS AS A STOCKHOLDER. No person shall have any rights as a stockholder with respect to any shares subject to Restricted Share Rights until such time as the person shall have been issued a certificate for such shares.

                                   ARTICLE X.
                            OTHER STOCK BASED AWARDS

         10.01 GRANT OF OTHER AWARDS. Other Awards of Company Common Stock or other securities of the Company and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Company Common Stock ("Other Awards") may be granted either alone or in addition to or in conjunction with Options or Stock Appreciation Rights under the Plan. Subject to the provisions of the Plan, the Administrator shall have the sole and complete authority to determine the persons to whom and the time or times at which Other Awards shall be made, the number of shares of Company Common Stock or other securities, if any, to be granted pursuant to such Other Awards, and all other conditions of such Other Awards. Any Other Award shall be confirmed by an Award Agreement executed by the Administrator and the Participant, which agreement shall contain such provisions as the Administrator determines to be necessary or appropriate to carry out the intent of this Plan with respect to the Other Award.

         10.02 TERMS OF OTHER AWARDS. In addition to the terms and conditions specified in the Award Agreement, Other Awards made pursuant to this Article X shall be subject to the following:

               (a) Any shares of Company Common Stock subject to such Other Awards may not be sold, assigned, transferred or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

               (b) If specified by the Administrator and the Award Agreement, the recipient of an Other Award shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Company Common Stock or other securities covered by the Other Award; and

               (c) The Award Agreement with respect to any Other Award shall contain provisions providing for the disposition of such Other Award in the event of Termination of Employment prior to the exercise, realization or payment of such Other Award, with such provisions to take account of the specific nature and purpose of the Other Award.

                                   ARTICLE XI.
                         TERMS APPLICABLE TO ALL AWARDS

         11.01 AWARD AGREEMENT. The grant and the terms and conditions of the Award shall be set forth in an Award Agreement between the Company and the Participant. No person shall have any rights under any Award granted under the Plan unless and until the Administrator and the Participant to whom the Award is granted shall have executed and delivered an Award Agreement expressly granting the Award to such person and setting forth the terms of the Award.

         11.02 PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Administrator have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 4.03,
(i) the terms of any Award granted under the Plan may not be changed after the granting of such Award without the express approval of the Participant and (ii) no modification may be made to an Award granted to an Officer except in compliance with Rule 16b-3.

         11.03 MODIFICATION OF AWARD AFTER GRANT. Each Award granted under the Plan to a Participant other than an Officer may be modified after the date of its grant by express written agreement between the Company and the Participant, provided that such change (i) shall not be inconsistent with the terms of the Plan and (ii) shall be approved by the Administrator. No modifications may be made to any Awards granted to an Officer except in compliance with Rule 16b-3.

         11.04 TAXES. The Company shall be entitled, if the Administrator deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or stock upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for such tax. The amount of such withholding or tax payment shall be determined by the Administrator and, unless otherwise provided by the Administrator, shall be payable by the Participant at the time of issuance or payment in accordance with the following rules:

               (a) A Participant, other than an Officer, shall have the right to elect to meet his or her withholding requirement by: (1) having the Company withhold from such Award the appropriate number of shares of Company Common Stock, rounded out to the next whole number, the Fair Market Value of which is equal to such amount, or, in the case of the cash payment, the amount of cash, as is determined by the Company to be sufficient to satisfy applicable tax withholding requirements; or (2) direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award.

               (b) Unless otherwise provided by the Administrator, with respect to Officers, the Company shall withhold from such Award the appropriate number of shares of Company Common Stock, rounded up to the next whole number, the Fair Market Value of which is equal to the amount, as determined by the Administrator, (or, in the case of a cash payment, the amount of cash) required to satisfy applicable tax withholding requirements.

               (c) In the event that an Award or property received upon exercise of an Award has already been transferred to the Participant on the date upon which withholding requirements apply, the Participant shall pay directly to the Company the cash amount determined by the Company to be sufficient to satisfy applicable federal, state or local withholding requirements. The Participant shall provide to the Company such information as the Company shall require to determine the amounts to be withheld and the time such withholding requirements become applicable.

               (d) If permitted under applicable federal income tax laws, a Participant may elect to be taxed in the year in which an Award is exercised or received, even if it would not otherwise have become taxable to the Participant. If the Participant makes such an election, the Participant shall promptly notify the Company in writing and shall provide the Company with a copy of the executed election form as filed with the Internal Revenue Service no later than thirty days from the date of exercise or receipt. Promptly following such notification, the Participant shall pay directly to the Company the cash amount determined by the Company to be sufficient to satisfy applicable federal, state or local withholding tax requirements.

         11.05 LIMITATIONS ON TRANSFER. Except as otherwise provided in this
Section 11.05, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, or pursuant to the terms of a domestic relations order, as defined in Section 414(p)(1)(B) of the Code, which satisfies the requirements of Section 414(p)(1)(A) of the Code (a "Qualified Domestic Relations Order"). During the lifetime of a Participant, only the Participant personally (or the Participant's personal representative or attorney-in-fact) or the alternate payee named in a Qualified Domestic Relations Order may exercise the Participant's rights under the Plan. The Participant's Beneficiary may exercise a Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Non-Qualified Stock Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the Options or to an individual or trust to whom the Participant could have initially transferred the Option pursuant to this Section
11.05.  Options which are
transferred pursuant to this Section 11.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

         11.06 GENERAL RESTRICTION. Notwithstanding anything to the contrary herein, the Company shall have no obligation or liability to deliver any shares of Company Common Stock under the Plan or to make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws, rules and regulations, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the rules and regulations of the New York Stock Exchange.

         11.07 SURRENDER OF AWARDS. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Administrator and Participant approve, including, but not limited to, terms which provide that upon such surrender the Company will pay to the Participant cash or Company Common Stock, or a combination of cash and Company Common Stock.

                                  ARTICLE XII.
                               GENERAL PROVISIONS

         12.01 AMENDMENT AND TERMINATION OF PLAN.

               (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time and to add any other stock based Award or other incentive compensation programs to the Plan as it deems necessary or appropriate and no approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any amendment; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, (i) make any amendment which requires stockholder approval under any applicable law, including Rule 16b-3 or the Code; or (ii) which, unless approved by the requisite affirmative approval of stockholders of the Company, would cause, result in or give rise to "applicable employee remuneration" within the meaning of Section 162(m) of the Code with respect to any Performance Based Option. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award. For the purposes of this section, an amendment to the Plan shall be deemed to have the affirmative approval of the stockholders of the Company if such amendment shall have been submitted for a vote by the stockholders at a duly called meeting of such stockholders at which a quorum was present and the majority of votes cast with respect to such amendment at such meeting shall have been cast in favor of such amendment, or if the holders of outstanding stock having not less than a majority of the outstanding shares consent to such amendment in writing in the manner provided under the Company's bylaws.

               (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. If the Plan is not earlier terminated, the Plan shall terminate when all shares authorized under the Plan have been issued. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such award would have been exercisable if the Plan had not been terminated.

         12.02 NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim or right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary of the Company.

         12.03 COMPLIANCE WITH RULE 16B-3. It is intended that the Plan be applied and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Administrator. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

         12.04 SECURITIES LAW RESTRICTIONS. The shares of Company Common Stock issuable pursuant to the terms of any Awards granted under the Plan may not be issued by the Company without registration or qualification of such shares under the Securities Act of 1933, as amended, or under various state securities laws or without an exemption from such registration requirements. Unless the shares to be issued under the Plan have been registered and/or qualified as appropriate, the Company shall be under no obligation to issue shares of Company Common Stock upon exercise of an Award unless and until such time as there is an appropriate exemption available from the registration or qualification requirements of federal or state law as determined by the Administrator in its sole discretion. The Administrator may require any person who is granted an award hereunder to agree with the Company to represent and agree in writing that if such shares are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with applicable securities laws, and that such person is acquiring the shares issued upon exercise of the Award for investment, and not with the view toward distribution.

         12.05 CAPTIONS. The captions (i.e., all section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

         12.06 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

         12.07 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Administrator, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Administrator.

         12.08 CHOICE OF LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Michigan and construed in accordance therewith.

                             SUN COMMUNITIES, INC.

                        31700 Middlebelt Road, Suite 146
                        Farmington Hills, Michigan 48334

                      SOLICITED BY THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 10, 1999

The undersigned hereby appoints Milton M. Shiffman and Gary A. Shiffman, or either of them, as attorneys and proxies of the undersigned shareholder, with full power of substitution, to vote on behalf of the undersigned and in his or her name and stead, all shares of the common stock of Sun Communities, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375 on Thursday, June 10, 1999, and at any adjournments thereof.

The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 20, 1999.

The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the Annual Meeting. This Proxy may be revoked at any time before it is voted.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.


--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------              1. Election of Directors.                         For All       With-     For All
        SUN COMMUNITIES, INC.                                                                        Nominees      hold      Except
-------------------------------------                        GARY A. SHIFFMAN                          [ ]          [ ]        [ ]
                                                            RONALD L. PIASECKI
                                                             ARTHUR A. WEISS

                                                      NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name.
                                                      Your shares will be voted "For" the remaining nominees.
CONTROL NUMBER:
RECORD DATE SHARES:                                                                                    For        Against    Abstain
                                                   2. Approval of the Second Amended and Restated      [ ]          [ ]        [ ]
                                                      1993 Stock Option Plan.

                                                   3. The above-appointed proxies are authorized to vote upon all matters incidental to the conduct of the Annual Meeting and such other business as may properly come before the Annual Meeting in accordance with their best judgement.
                                           --------
Please be sure to sign and date this Proxy.  Date     Mark box at right if an address change or comment has been               [ ]
---------------------------------------------------   noted on the reverse side of this card.






--------------------------------------------------
Shareholder sign here          Co-owner sign here

DETACH CARD                                                                                                              DETACH CARD






                             SUN COMMUNITIES, INC.


Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are issues related to the management and operation of the Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, June 10, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,



Sun Communities, Inc.